UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 13, 2006

AVISTAR COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-31121	88-0383089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Twin Dolphin Drive, Suite 360

Redwood Shores, California 94065

(Address of principal executive offices, including zip code)

(650) 610-2900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 13, 2006, Avistar Communications Corporation notified The NASDAQ Capital Market that it does not expect to file its Annual Report on Form 10-K with the U.S. Securities & Exchange Commission (SEC) on or prior to the extended filing deadline of April 17, 2006. The filing of Avistar’s Annual Report for 2005 has been delayed due to ongoing discussions between Avistar and the SEC regarding the SEC’s review of Avistar’s Annual Report on Form 10-K for 2004. The Company notified The NASDAQ Stock Market that beginning on April 17, 2006, it expects to be out of compliance with The NASDAQ’s continued listing standard set forth in NASDAQ Marketplace Rule 4310(c)(14).

As a result of this noncompliance, Avistar may receive a notice from The NASDAQ Capital Market to the effect that, due to such noncompliance, Avistar’s common stock will be subject to delisting. In the event that such a notice is received, Avistar expects to request a hearing before a NASDAQ Listing Qualifications Panel (the “Panel”) to appeal the NASDAQ staff’s determination. The hearing request will automatically stay the delisting of Avistar’s common stock pending the Panel’s decision.

Avistar’s discussions with the SEC regarding its 2004 Annual Report on Form 10-K are ongoing and, upon resolution of the SEC’s outstanding comments, Avistar intends to file its Annual Report on Form 10-K for 2005 with the SEC and NASDAQ.

Item 8.01. Other Events

On April 13, 2006, Avistar Communications Corporation issued a press release regarding its inability to file its Annual Report on Form 10-K for 2005 on or prior to the extended filing deadline of April 17, 2006. A copy of this press release is attached as Exhibit 99.1.

The information in the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release of Avistar Communications Corporation dated April 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVISTAR COMMUNICATIONS CORPORATION

	By:	/s/ Robert J. Habig
Robert J. Habig
Chief Financial Officer

Date: April 14, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Avistar Communications Corporation dated April 13, 2006